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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                   FORM 8-K/A
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 1999


                           ---------------------------



                       NUCENTRIX BROADBAND NETWORKS, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                       0-23694              73-1435149
      (State or other                (Commission File      (I.R.S. Employer
 jurisdiction of incorporation)           Number)         Identification Number)

 200 CHISHOLM PLACE, SUITE 200
         PLANO, TEXAS                                          75075
     (Address of principal                                   (Zip code)
      executive offices)

       Registrant's telephone number, including area code: (972) 423-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 17, 1999, Nucentrix Broadband Networks, Inc. ("Nucentrix"), filed a "Shelf" Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 registering the offer and sale of shares of its common stock by certain of its stockholders who acquired shares of common stock under Nucentrix's Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code, which became effective on April 1, 1999. On December 16, 1999, the Registration Statement, which covers 3,842,593 shares of Nucentrix common stock held by the selling stockholders named in the Prospectus that forms a part of the Registration Statement (the "Prospectus"), was declared effective by the Commission.

         Certain information in the Registration Statement updates and supplements certain information contained in Nucentrix's Annual Report on Form 10-K for the year ended December 31, 1998, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1999, including information regarding Nucentrix's business strategy and the reorganization. The Registration Statement also includes certain risk factors related to, among other things, Nucentrix's business and operations, implementation of its business strategy and factors that may affect the market price of its common stock. This information is contained in the Prospectus under the headings "Risk Factors," "Reorganization" and "Business." Each of these sections of the Prospectus were attached as Exhibit 99.1 to the initial filing of this Form 8-K dated June 19, 1999 (the "Original 8-K"), and incorporated by reference herein to the extent provided in the Original 8-K. These sections of the Prospectus have been amended since the date of the Original 8-K, and information contained under the headings "Risk Factors" on pages 7 through 16 of the Prospectus, "Reorganization" on pages 17 and 18 of the Prospectus and "Business" on pages 36 through 58 of the Prospectus (as so amended) is filed herewith as Exhibit 99.2 and hereby is incorporated by reference to amend and supersede such sections of the Prospectus as filed with the Original 8-K, except that cross-references contained in such sections of the Prospectus that refer to sections of the Prospectus that are not incorporated herein by reference shall not be deemed incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)    EXHIBITS.

      *99.1     --         "Risk Factors," "Reorganization" and "Business"
                           sections of the Prospectus which forms a part of the Company's Registration Statement on Form S-1 as filed with the Commission on June 17, 1999 (Registration
                           No. 333-80929).

       99.2     --         "Risk Factors," "Reorganization" and "Business"
                           sections of the Prospectus which forms a part of the Company's Registration Statement on Form S-1 as filed with the Commission on December 16, 1999
                           (Registration No. 333-80929).

------------------
* Previously filed

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NUCENTRIX BROADBAND NETWORKS, INC.



                                  By:    /s/ J. CURTIS HENDERSON
                                         --------------------------------------
                                  Name:  J. Curtis Henderson
                                  Title: Senior Vice President and General
                                         Counsel

Date:    December 21, 1999

                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                              EXHIBIT TITLE
       -------                             -------------
      *99.1     --         "Risk Factors," "Reorganization" and "Business"
                           sections of the Prospectus which forms a part of the
                           Company's Registration Statement on Form S-1 as filed
                           with the Commission on June 17, 1999 (Registration
                           No. 333-80929).

       99.2     --         "Risk Factors," "Reorganization" and "Business"
                           sections of the Prospectus which forms a part of the
                           Company's Registration Statement on Form S-1 as filed
                           with the Commission on December 16, 1999
                           (Registration No. 333-80929).

---------------
* Previously filed